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                                                                   EXHIBIT 23.1

                                 CONDUCTUS, INC.
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of Conductus, Inc. on Form S-3 of our reports dated February 15, 2000, relating to the financial statements and financial statement schedule, which appears in Conductus, Inc.'s Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts."

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2000